UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 2, 2007
TOPSPIN MEDICAL, INC.
(Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-144472 (Commission File Number)	510394637 (I.R.S. Employer Identification Number)

Global Park 2 Yodfat Street, Third Floor North Industrial Area Lod 71291 Israel (Address of Principal Executive Offices)	Not Applicable (Zip Code)
972-8-9200033
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On October 2, 2007, our wholly-owned subsidiary, TopSpin Medical (Israel) Ltd., filed a marketing application with the United States Food and Drug Administration (the “FDA”) in order to obtain the FDA’s approval to market our first generation IVMRI catheter in the United States.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPSPIN MEDICAL, INC.
Date: October 8, 2007	By:	/s/ Eyal Kolka
		Name:	Eyal Kolka
		Title:	Chief Financial Officer